UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2019

Friedman Industries, Incorporated

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-07521 (Commission File Number)	74-1504405 (IRS Employer Identification No.)

1121 Judson Rd., Suite 124 Longview, Texas (Address of principal executive offices)		75601 (Zip Code)

(903) 758-3431 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2019, Robert Sparkman notified Friedman Industries, Incorporated (the “Company”) of his intention to retire and resign from his position as President, Chief Executive Officer and director of the Company. On that same date, Michael J. Taylor, the Company’s current Chairman of the Board of Directors, was appointed to serve as interim President and interim Chief Executive Officer until a successor is appointed. Mr. Taylor will retain his role as Chairman of the Board. Mr. Sparkman will remain with the Company through March 31, 2019 to aid with the transition.

Mr. Taylor, age 60, has been a director of the Company since December 2016 and Chairman of the Board of Directors since June 2017. Prior to joining the Company in December 2016 and his prior retirement, Mr. Taylor served as President of Cargill Metals Supply Chain, a large steel processing distribution company, from 2003 to 2014. The Company believes that Mr. Taylor’s extensive experience and knowledge of the steel industry gained during his 33 year career in that industry will be a vital asset in his interim leadership role and qualify him to serve as the interim President and interim Chief Executive Officer.

As of the filing of this Report, the Compensation Committee and the Board have not determined the compensation of Mr. Taylor in connection with his new interim appointments. The Company will provide this information by filing an amendment to this Report after the information is determined or becomes available.

There are no arrangements or understandings between Mr. Taylor and any other persons pursuant to which Mr. Taylor was named interim President and interim Chief Executive Officer of the Company. There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Taylor and any director or executive officer of the Company, and there are no transactions between Mr. Taylor and the Company that would be reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     February 19, 2019

FRIEDMAN INDUSTRIES, INCORPORATED

By:	/s/ Alex LaRue
Alex LaRue
Chief Financial Officer, Secretary and Treasurer